Note 7 - Vessels and Advances, Net (Tables)	6 Months Ended
Jun. 30, 2021
Notes Tables
Schedule Vessels and Advances, Net [Table Text Block]
	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, January 1, 2021	$3,525,967	$(1,075,457)	$2,450,510
Depreciation	-	(54,982)	(54,982)
Vessel acquisitions, advances and other vessels’ costs	837,399	-	837,399
Vessel sales, transfers and other movements	(135,427)	71,635	(63,792)
Balance, June 30, 2021	$4,227,939	$(1,058,804)	$3,169,135